EXHIBIT 10.1


                  SUPPLEMENTAL RETIREMENT AGREEMENT


      This Supplemental Retirement Plan ("SRP")_agreement is made this ____ day of ____________, 2002, by and between [insert name] (the "Officer") and Alliant Energy Corporation (the "Company").

                        W I T N E S S E T H:
                        --------------------

      WHEREAS, Alliant Energy wishes to provide supplemental retirement benefits to a select group of senior executive personnel, including the Officer, to ensure the overall effectiveness of the Company's executive compensation program and that the Company will be able to attract, retain, and motivate qualified senior executive personnel.

      WHEREAS, the Company and the Officer have heretofore entered into one or more agreements (the "Prior Agreements") providing supplemental retirement, deferred compensation or similar benefits, which Prior Agreements are identified in Appendix A hereto; and

      WHEREAS, the Company and the Officer wish to enter into this Agreement, which shall amend, restate, supersede and replace the Prior Agreements;

      NOW, THEREFORE, the parties agree that the Prior Agreements are hereby amended and restated as follows:

                              ARTICLE I
                         SCOPE OF AGREEMENT
                         ------------------

      1.1  Effect on Prior Agreements.  This Agreement shall supersede and
      -------------------------------
replace the Prior Agreements, effective as of the date of this Agreement, and the parties shall thereafter have no further rights or obligations under the Prior Agreements.

      1.2  Effect on Change of Control Agreements.  If the Officer is a party
      -------------------------------------------
to an agreement which is binding on the Company and which takes effect in the event of a change in control, such agreement shall supersede and control over the provisions of this Agreement in the event of any conflict between the two.

      1.3  No Contract of Employment.  This Agreement does not constitute an
      ------------------------------
employment agreement between the Officer and the Company. Nothing in this Agreement shall affect the Company's right to terminate the Officer's employment or position as an officer at any time, with or without cause.

      1.4  Effect on Other Benefits.  Nothing in this Agreement shall modify,
      -----------------------------
impair or otherwise affect the rights of the Officer to participate in or receive benefits under any other employee benefit plan of the Company, it being understood that the rights of the Officer to participate in or receive benefits under any such plan shall be determined in accordance with the provisions of such plan and shall not be affected by the provisions of this Agreement.

                             ARTICLE II
                             DEFINITIONS
                             -----------

      2.1  Board of Directors means the Board of Directors of Alliant Energy
      -----------------------
Corporation or any committee of the Board which is designated by the Board of Directors, or permitted by the Bylaws of the Alliant Energy Corporation, to act on behalf of the Board of Directors.

      2.2  Continuous Employment means the Officer's last continuous period of
      --------------------------
employment with the Company immediately preceding the Officer's retirement.
If the Officer has been continuously employed by the Company since the merger of IES Industries Inc., WPL Holdings, Inc. and Interstate Power Company, the Officer's Continuous Employment shall also include his or her last continuous period of employment with IES Industries Inc., WPL Holdings, Inc. or Interstate Power Company, and their respective subsidiaries, immediately preceding the date of such merger. If the Officer's Supplemental Benefit is computed by using the Officer's Prior Employer Benefit as set forth in Paragraph 3.1, the Officer's service with such prior employers shall also be treated as Continuous Employment.

      2.3  Dependent Child or Children means any child of the Officer who, on
      --------------------------------
the date of any payment under this Agreement, is 18 years of age or under, is 24 years of age or under and is a "student" as defined in Section 151(c)(4) of the Internal Revenue Code, or is a "substantially handicapped person."
The term "child" includes any naturally born or legally adopted child; provided, in the case of an adopted child, that the adoption became final prior to such child's 18th birthday. The term "substantially handicapped person" includes any person who has a "physical or mental impairment which substantially limits one or more major life activities," as those terms are defined in 29 C.F.R. Section 32.3.

      2.4  Disabled means the Officer has satisfied (and continues to satisfy)
      -------------
the requirements for receiving disability benefits under the terms of the Company's long-term disability plan.

      2.5  Earnings means the Officer's base salary, bonus and/or annual
      -------------
incentive pay for personal services rendered to the Company. The Officer's base salary shall be treated as Earnings in the period in which it would have been payable, regardless of any deferral elections. The Officer's bonus and/or annual incentive pay shall be treated as Earnings in the calendar year in which it is earned, regardless of when it is paid.

      2.6  Final Average Earnings means the Officer's average monthly Earnings
      ---------------------------
for the three consecutive calendar years out of the Officer's last ten calendar years of employment with the Company that yields the highest average. If the Officer has been employed by the Company for fewer than three calendar years, the Officer's Final Average Earnings shall be the Officer's average monthly Earnings for all of his or her completed calendar years of employment with the Company.

      2.7  Internal Revenue Code means the Internal Revenue Code of 1986, as
      --------------------------
amended.

      2.8  Normal Retirement Date  means the later of the Officer's 62nd
      ---------------------------
birthday or the date on which the Officer completes ten years of Continuous Employment.

      2.9  Pension Plan means any defined benefit pension plan of the Company
      -----------------
or its subsidiaries which is qualified under Section 401(a) of the Internal Revenue Code and from which the Officer is entitled to a benefit.

      2.10 Prior Employer Benefit means the monthly amounts payable to the
      ---------------------------
Officer or the Officer's Surviving Spouse from any of the Officer's prior employers' qualified or non-qualified defined benefit pension or similar type of plans, which are attributable to the prior employers' contributions to such plans.

      2.11 Supplemental Benefit means the benefit described in Paragraph 3.1
      -------------------------
and payable to the Officer pursuant to Articles III, IV or V.

      2.12 Surviving Spouse means the individual, if any, who is legally
      ---------------------
married to the Officer at the time of the Officer's death.

                             ARTICLE III
                      NORMAL RETIREMENT BENEFIT
                      -------------------------

      3.1  Supplemental Benefit.
      --------------------------

Subject to the following provisions of this Article III, if the Officer remains a full-time employee, has five or more years of Continuous Employement as an Officer, and remains an Officer of the Company until his or her Normal Retirement Date, the Officer shall receive a Supplemental Benefit equal to 50% of the Officer's Final Average Earnings, reduced by the sum of:

                (i) the monthly benefit payable to the Officer from the Pension Plan;

           plus

                (ii) the monthly benefit payable to the Officer from the nonqualified Excess Retirement Plan;

           plus

                (iii)  the monthly amount of the Officer's Prior Employer
                       Benefit.

The Supplemental Benefit shall be paid in (i) equal monthly installments, commencing on the first day of the month following the Officer's retirement from the Company as both an Officer and an employee and ending when 216 monthly payments have been made to the Officer -, (ii) an immediate single lump sum, or (iii) a single lump sum deferred in accordance with the provisions of the Alliant Energy Key Employee Deferred Compensation Plan ("KEDCP"). The Officer must indicate the desired form of payment by submitting a distribution election form to [insert contact for completed election forms] at least 12 months before his or her expected benefit commencement date. If no election is on file, the default election is the monthly installment option described in (i) above.

If the Officer elects to defer his or her benefit as described in (iii) above, the benefit will be considered eligible compensation for participant deferrals (according to Article 4.1 of the KEDCP) and the provisions and procedures set forth in the KEDCP will apply regarding participant elections, investment options, and election for payment of benefits [currently requires 24 months for election change to be valid].

           (a) For the purposes of Subparagraph (a), the amount of the Officer's monthly benefit from the Pension Plan shall be determined as follows:

                (i) If the Officer receives a joint and survivor annuity from the Pension Plan and the Officer's Surviving Spouse is the joint annuitant, the Officer's monthly benefit from the Pension Plan shall be the monthly amount payable to the Officer under such joint and survivor annuity.

                (ii) If the Officer receives a single life annuity from the Pension Plan, the Officer's monthly benefit from the Pension Plan shall be the monthly amount payable to the Officer under such single life annuity.

                (iii) If the Officer receives any other form of payment from the Pension Plan, such other form of payment shall be converted to an actuarially equivalent single life annuity, using the actuarial assumptions then in use for such purpose under the Pension Plan, and the Officer's monthly benefit from the Pension Plan shall be the monthly amount that would be payable to the Officer under such single life annuity.

                (iv) If a portion of the Officer's benefits under the Pension Plan have been awarded to an Alternate Payee pursuant to a qualified domestic relations order, as defined in Section 414(p) of the Internal Revenue Code, the Officer's monthly benefit from the Pension Plan shall be deemed to be the amount that would have been payable to the Officer if no such order had been entered.

                (v) The Officer's monthly benefit from the Pension Plan shall be determined as though it had commenced on the same date as the Officer's Supplemental Benefit, regardless of when the Officer's Pension Plan benefit actually commences.

                (vi) Any increase in the monthly amount of the Officer's Pension Plan benefit shall correspondingly reduce the monthly amount of the Officer's Supplemental Benefit unless the Board of Directors provides by resolution that the Supplemental Benefit shall not be so reduced.

          (b) For the purposes of Subparagraph (a), the monthly amount of the Officer's Prior Employer Benefit shall be determined, and shall be included in the computation of the Supplemental Benefit, in the sole and absolute discretion of the Board of Directors.

          (c) The lump sum payment amount provided under this Section shall be determined by converting the monthly installment benefit described in this Section into an actuarially equivalent lump-sum value, using the SRP lump-sum discount rate, which will be based on the lessor of (i) the 12-month average of 10-year Treasury Yields (meaning Federal Reserve U.S. Treasury ten-year actively traded securities) in effect as of the beginning of the fiscal year in which the lump sum benefit commences or (ii) the FAS interest rate in effect as of the beginning of the fiscal year in which the lump sum benefit commences. The mortality table shall be the same table as then in use for determining lump sums under the Alliant Energy Cash Balance Pension Plan. The Board of Directors, however, reserve the right to modify this rate for eligible executives at its discretion, provided that the Board shall give 12 months' notice before increasing the discount rate (thereby giving Officers the opportunity to make new distribution elections should they so choose).

      3.2  Officer's Death After Receiving Twelve Years of Benefit Payments.
      ----------------------------------------------------------------------
If the Officer dies after receiving at least 144 monthly Supplemental Benefit payments, the Officer's Supplemental Benefit shall terminate upon the Officer's death (with the full monthly payment being made for the month in which such death occurs), and the Company shall have no further obligation to make any payments under this Article.

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

      3.3  Officer's Death Prior to Receiving Twelve Years of Benefit Payments.
      -------------------------------------------------------------------------

           (a) If the Officer dies after the commencement of Supplemental Benefit payments but prior to receiving 144 monthly payments, the Officer's Surviving Spouse (if any) shall continue to receive the monthly payments determined under Paragraph 3.1 until the date on which the Officer and such Surviving Spouse have received a total of 144 monthly payments. If both the Officer and the Officer's Surviving Spouse die before they have received a total of 144 monthly payments, the monthly payments determined under Paragraph 3.1 shall continue to be paid to the Officer's Dependent Children until a total of 144 monthly Supplemental Benefit payments have been made to the Officer, the Officer's Surviving Spouse, and the Officer's Dependent Children.

           (b) Payments under this Paragraph 3.3 shall be made only to the Officer's Surviving Spouse and Dependent Children, and in no event shall such payments be made to the estate or heirs of the Officer, to the estates or heirs of the Officer's Surviving Spouse or Dependent Children, or to any persons other than the Officer's Surviving Spouse or Dependent Children. If a payment to Dependent Children is due on a date when there is more than one Dependent Child, such payment shall be equally divided among those persons who qualify as Dependent Children on the date the payment is due. If the Officer is deceased and there are no individuals who qualify as the Officer's Surviving Spouse or Dependent Children on the date a payment is due, the Company shall have no further obligation to make payments under this Article.

                             ARTICLE IV
                      EARLY RETIREMENT BENEFIT
                      ------------------------

      4.1  Supplemental Benefit.  If the Officer retires at or after age 55
      -------------------------
 but prior to his or her Normal Retirement Date with ten or more years of Continuous Employment, the Officer shall receive the Supplemental Benefit described in Article III commencing on the first day of the month following the Officer's retirement from the Company as both an Officer and an employee. If the Officer's Supplemental Benefit begins prior to age 62, the monthly amount shall be reduced by five twelfths of one percent (.4167%) for each month by which the date on which the Officer retires precedes his or her Normal Retirement Date-

      4.2  Payment of Benefit.  The amount payable under this Article IV shall
      -----------------------
 be calculated and paid in the same manner, and shall be subject to the same conditions and limitations, as the benefit described in Article III.

                              ARTICLE V
                         DISABILITY BENEFIT
                         ------------------

      5.1  Supplemental Benefit.  If the Officer becomes Disabled prior to his
      -------------------------
or her termination of employment with the Company, and continues to be Disabled until he or she would have been entitled to a Supplemental Benefit under Articles III or IV, the Officer shall be eligible to receive a Supplemental Benefit commencing on the first day of the month following the date on which the Officer ceases to be entitled to disability benefits under the Company's long-term disability plan. The amount payable under this
Article V shall be calculated and paid in the same manner, and shall be subject to the same conditions and limitations, as the benefit described in
Article III (if the Officer ceases to be entitled to disability benefits at or after his or her Normal Retirement Date) or in Article IV (if the Officer ceases to be entitled to disability benefits prior to his or her Normal Retirement Date but after becoming entitled to a Supplemental Benefit under
Article IV).

      5.2  Cessation of Disability. If the Officer becomes Disabled while
      ----------------------------
employed as an Eligible Officer the Company, but ceases to be Disabled prior to the date on which he or she would have been entitled to a Supplemental Benefit under Section 5.1, the period during which the Officer was Disabled shall be included in the Officer's period of Continuous Employment if (and only if):

           (a) the Officer resumes full-time employment with the Company as an Eligible Officer within 30 days after he or she ceased to be Disabled; and

           (b) the Officer continues in such employment until he or she becomes entitled to a Supplemental Benefit under Articles III or IV.

                             ARTICLE VI
                     PRERETIREMENT DEATH BENEFIT
                     ---------------------------

      6.1  Death Benefit.
      -------------------

           (a) If the Officer dies prior to termination of his or her employment with the Company, the Officer's Surviving Spouse (if any) shall receive a death benefit equal to 60% of the Officer's Final Average Earnings, reduced by the sum of:

                (i) the monthly benefit payable to the Officer from the Pension Plan;

           plus

                (ii) the monthly benefit payable to the Officer from the nonqualified Excess Retirement Plan;

           plus

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

                (iii) the monthly amount of the Officer's Prior Employer
                      Benefit.

The death benefit payable under this Article VI shall be paid in equal monthly installments, commencing within 30 days after the Officer's death and ending when 144 monthly payments have been made to the Officer's Surviving Spouse.

           (b) For the purposes of Subparagraph (a), the amount of the Surviving Spouse's monthly benefit from the Pension Plan shall be determined as follows:

                (i) The Surviving Spouse's monthly benefit from the Pension Plan shall be the monthly amount payable to the Surviving Spouse in the form of a single life annuity. If the Surviving Spouse receives any other form of payment under the Pension Plan, such other form of payment shall be converted to an actuarially equivalent single life annuity, using the actuarial assumptions then in use for such purpose under the Pension Plan, and the Surviving Spouse's monthly benefit from the Pension Plan shall be the monthly amount that would be payable to the Surviving Spouse under such single life annuity.

                (ii) If a portion of the Officer's or the Surviving Spouse's Pension Plan benefit has been awarded to an Alternate Payee pursuant to a qualified domestic relations order, as defined in
           Section 414(p) of the Internal Revenue Code, the Surviving Spouse's monthly benefit from the Pension Plan shall be deemed to be the amounts that would have been payable to the Surviving Spouse if no such order had been entered.

                (iii) The Surviving Spouse's monthly benefit from the Pension Plan shall be determined as though it had commenced on the same date as the Surviving Spouse's death benefit, regardless of when such benefit payments actually begin.

                (iv) Any increase in the monthly amount of the Surviving Spouse's Pension Plan benefit shall correspondingly reduce the monthly amount of the Surviving Spouse's death benefit unless the Board of Directors provides by resolution that the death benefit shall not be so reduced.

           (c) For the purposes of Subparagraph (a), the monthly amount of the Officer's Prior Employer Benefit shall be determined, and shall be included in the computation of the Surviving Spouse's death benefit, in the sole and absolute discretion of the Board of Directors.

      6.2  Surviving Spouse's Death Prior to Receiving Twelve Years of Benefit
      ------------------------------------------------------------------------
Payments.
---------

           (a) If there is no Surviving Spouse when the Officer dies, or if the Officer's Surviving Spouse dies prior to the receipt of 144 monthly payments, the monthly payments described in Paragraph 6.1 shall be paid (or continue to be paid) to the Officer's Dependent Children until a total of 144 monthly Supplemental Benefit payments have been made to the Officer's Surviving Spouse and Dependent Children.

           (b) Payments under this Article VI shall be made only to the Officer's Surviving Spouse and Dependent Children, and in no event shall such payments be made to the estate or heirs of the Officer's Surviving Spouse and Dependent Children or to any persons other than the Officer's Surviving Spouse and Dependent Children. If a payment to Dependent Children is due on a date when there is more than one Dependent Child, such payment shall be equally divided among those persons who qualify as Dependent Children on the date the payment is due. If there are no individuals who qualify as the Officer's Surviving Spouse and Dependent Children on the date a payment is due, the Company shall have no further obligation to make payments under this Article.

                             ARTICLE VII
                    POSTRETIREMENT DEATH BENEFIT
                    ----------------------------

      7.1  Death Benefit.  If the Officer dies subsequent to the commencement
      ------------------
of Supplemental Benefit payments under Articles III, IV or V, the Company shall pay a death benefit to the Officer's beneficiary. Such benefit shall be in addition to the benefits paid to the Officer and the Officer's Surviving Spouse or Dependent Children under Articles III, IV or V; however, no death benefit shall be payable under this Article VII if the Officer's death causes a beneficiary or the estate of the Officer to receive a death benefit under the disability premium waiver provision of the Company's group life insurance plan, or if the Officer dies before retirement.

      7.2  Amount of Death Benefit.  The death benefit payable pursuant to
      ----------------------------
Paragraph 7.1 shall be an amount equal to 100% of the Officer's Final Average Earnings, as determined for the purpose of calculating the amount of the Officer's benefits under Article III, IV, or V, whichever is applicable.

      7.3  Payment of Death Benefit.  The Postretirement Death Benefit shall
      -----------------------------
be paid to the beneficiary or beneficiaries designated in writing by the Officer or, in default of such designation or the failure of the designated beneficiaries to survive the Officer, to the Officer's estate. The death benefit payable under this Article shall be paid in a single sum, within 30 days after the date the proper beneficiary has been identified.

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                            ARTICLE VIII
           TERMINATION OF EMPLOYMENT OR LOSS OF POSITION
           ---------------------------------------------

      8.1  Termination of Employment.  If the Officer is discharged by the
      ------------------------------
Company for any reason, or if the Officer's employment with the Company terminates prior to the date the Officer becomes entitled to a Supplemental Benefit under Articles III or IV for any reason other than the Officer's death or disability, the Officer (and his or her Surviving Spouse, Dependent Children, or other beneficiaries) shall forfeit any and all rights to receive benefits under this Agreement.

      8.2  Loss of Position as Officer.  The Officer shall be eligible for
      --------------------------------
benefits under this Agreement only while holding the position of Eligible Officer in the Company. Except as otherwise provided in Article V (relating to Disability), if the Officer ceases to hold such a position prior to the Officer's termination of employment, the Officer (and his or her Surviving Spouse, Dependent Children, or other beneficiaries) shall forfeit any and all rights to receive benefits under this Agreement unless the Officer retires with a right to an immediate benefit under Article III or IV within 30 days after the loss of such position.

                             ARTICLE IX
                               FUNDING
                               -------

      9.1  Unsecured Obligation.  The Company's obligations under this
      -------------------------
Agreement are an unsecured promise to make benefit payments in the future, and nothing herein shall be construed as giving the Officer or his or her beneficiaries any right, title, interest or claim in or to any specific asset, fund, reserve, account or property owned by the Company, or in which the Company has any right, title or interest, either now or in the future. The rights of the Officer and his or her beneficiaries to receive payments under this Agreement shall be solely those of unsecured general creditors of the Company.

      9.2  "Rabbi" Trust.  This Agreement is intended to be unfunded for the
      ------------------
purposes of the Internal Revenue Code and the Employee Retirement Income Security Act of 1974, as amended. However, nothing in this Agreement shall preclude the Company from establishing a trust (of the type commonly known as a "rabbi trust") to assist it in meeting its obligations under this Agreement. If a rabbi trust was established with respect to the Officer's Prior Agreements, this Agreement shall be substituted for the Prior Agreements for all purposes of such trust, and any reference in such trust to the Prior Agreements shall be deemed to be a reference to this Agreement.

                              ARTICLE X
                           ADMINISTRATION
                           --------------

      10.1 Administration and Interpretation.  The Board of Directors has sole
      --------------------------------------
and exclusive discretion to interpret the provisions of this Agreement, and any such interpretation shall be final and binding upon the Officer unless it is found by a court of competent jurisdiction to have been arbitrary and capricious. The Board of Directors may adopt such rules and regulations relating to the administration of this Agreement as it may deem necessary or advisable.

      10.2 Claims Procedure.  If the Officer or the Officer's beneficiary
      ---------------------
(hereinafter referred to as a "Claimant") is denied any benefit under this Agreement, he or she may file a claim with the Board of Directors. The Board of Directors shall notify the Claimant within 90 days of its allowance or denial of the claim, unless the Claimant receives written notice from the Board of Directors prior to the end of such 90 day period that special circumstances require an extension of the time for decision, which extension shall not exceed an additional 90 days. The notice of the Board of Directors' decision shall be in writing sent by mail to Claimant's last known address and, if a denial of the claim, and shall contain:

           (a)  the specific reasons for the denial;

           (b) specific references to pertinent provisions of this Agreement on which the denial is based; and

           (c) if applicable, a description of any additional information or material necessary to perfect the claim, an explanation of why such information or material is necessary and an explanation of the claim review procedure.

      10.3 Review Procedure.
      ----------------------

           (a) A Claimant is entitled to request a review of any denial of his or her claim for a benefit. The request for review must be submitted to the Board of Directors in writing within 60 days of mailing of the notice of the denial. Absent a request for review within the 60 day period, the claim will be deemed to have been conclusively denied.

           (b) The review shall be conducted by the Board of Directors, which shall afford the Claimant a hearing and the opportunity to review all pertinent documents and submit issues and comments orally and in writing.
The Board of Directors shall render a decision within 60 days after receipt of a request for a review; provided, that in special circumstances (such as the necessity of holding a hearing) the Board of Directors may extend the time for decision by not more than 60 days upon written notice to the Claimant. The Claimant shall receive written notice of the Board of Directors' decision, together with specific reasons for the decision and references to the pertinent provisions of this Agreement which form the basis for the decision.

                             ARTICLE XI
                      AMENDMENT AND TERMINATION
                      -------------------------

      11.1 By the Parties.  Except as provided in Paragraph 11.2, this
      -------------------
Agreement may not be amended or terminated except by a written instrument signed by both parties.

      11.2 By the Company.  At any time prior to the Officer's termination of
      -------------------
employment with a right to receive benefit payments under this Agreement, this Agreement may be terminated or amended by action of the Board of Directors in its sole and absolute discretion, without any notice to or the consent or approval of the Officer; provided, that:

           (a) this Agreement may not be amended or terminated by the Board of Directors unless a similar amendment or termination is made with respect to all similar agreements between the Company and its Eligible Officers; and

           (b) this Agreement may not be amended or terminated in a manner that would reduce or impair the Officer's right to receive payment of his or her Accrued Benefit if the Officer subsequently retires under circumstances that would have entitled the Officer to a benefit if this Agreement had not been amended or terminated. For the purposes of this Subparagraph (b), the Officer's "Accrued Benefit" is an amount equal to one-fifteenth of the Supplemental Benefit the Officer would have been be entitled to receive at retirement if this Agreement had not been amended or terminated, multiplied by the Officer's years of Continuous Employment (up to a maximum of 15 years) on the date the Agreement is amended or terminated.

Subject to the foregoing, the right of the Board of Directors to amend or terminate this Agreement shall include the absolute discretion to make any amendment prospective or retroactive in application.

                             ARTICLE XII
                        RESTRICTIVE COVENANT
                        --------------------

      12.1 Covenant Not to Compete.  Notwithstanding anything in this
      ----------------------------
Agreement to the contrary, it is expressly agreed that all payments under this Agreement shall terminate, and that the Company shall have no further obligation under this Agreement, upon any violation of the provisions of Paragraph 12.2. Payments pursuant to this Agreement are intended to serve as consideration for this covenant not to compete.

      12.2 Scope of Covenant.  If, during the period set forth herein and
      ----------------------
within the service area in which the Company or any of its affiliated companies provides utility services (or in the case of any non-utility business, within the geographic area served by such business), the Officer accepts employment with or becomes a consultant to, or the Officer becomes a partner or shareholder in, any business that is in competition with the business of the Company or any of its affiliated companies, and the Officer fails to terminate such position within 30 days after notice from the Board of Directors of the violation of this covenant not to compete, the Officer and the Officer's beneficiaries shall forfeit all rights to future payments under this Agreement. However, the Officer may hold up to a five percent interest in any company that is traded on the New York Stock Exchange, American Stock Exchange or other national or over-the-counter exchange without violating the provisions of this Paragraph 12.2. Any violation of the provisions set forth above during the period commencing on the date of the Officer's termination of employment with the Company and ending on the third anniversary of such date shall constitute a violation of this Article and shall result in the termination of all future payments under this Agreement. The determination of the Board of Directors as to whether a business is in competition with the Company and whether the competition is occurring in the geographic area designated above shall be controlling for purposes of this Agreement.

      12.3 Reasonableness of Restrictions.  The Officer agrees that the
      -----------------------------------
restrictions set forth in this Article XII including, but not limited to, the time period and the geographical area of such restrictions are fair and reasonable and are reasonably required for the protection of the interests of the Company and its affiliated companies. In the event that, notwithstanding the foregoing, any of the provisions of this Article XII shall be held to be invalid or unenforceable, the remaining provisions thereof shall nevertheless continue to be valid and enforceable as though the invalid or unenforceable parts had not been included. In the event that any provision of this Article XII relating to the time period and/or the areas of restriction shall be declared by a court of competent jurisdiction to exceed the maximum time period or areas such court deems reasonable and enforceable, the time period and/or areas of restriction deemed reasonable and enforceable by said court shall become and thereafter be the maximum time period and/or areas.

                            ARTICLE XIII
                         GENERAL PROVISIONS
                         ------------------

      13.1 Assignability of Benefits.  Neither the Officer nor his or her
      ------------------------------
beneficiaries shall have the power to transfer, assign, anticipate, mortgage or otherwise encumber any right to receive a payment in advance of such payment, and any attempted transfer, assignment, anticipation, mortgage or encumbrance shall be void. No payment shall be subject to seizure for payment of public or private debts, judgments, alimony or separate maintenance, or be transferable by operation of law in the event of bankruptcy, insolvency or otherwise.

      13.2 Applicable Law.  This Agreement shall be governed by and construed
      -------------------
in accordance with the laws of the State of Wisconsin, except to the extent the same are superseded by applicable federal law.

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

      13.3 Tax Withholding.  The Company shall withhold all applicable income
      --------------------
and other taxes required on all payments under this Agreement.

      13.4 Counterparts.  This Agreement may be signed in counterparts, which
      -----------------
together shall constitute written evidence of the complete agreement of the parties.

      13.5 Headings.  The headings in this Agreement are for convenience only
      -------------
and shall not be used to interpret or construe its provisions.

      IN WITNESS WHEREOF, the parties have hereto set their respective hands on the day and year first above written.



                               _____________________________________________
                               [insert name]

                               By___________________________________________
                               Alliant Energy Corporation


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

                       SUPPLEMENTAL RETIREMENT AGREEMENT
                                  APPENDIX A
                                  ----------



Prior Agreements:
None



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